UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BULL HORN HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL [    ], 2022

TO THE SHAREHOLDERS OF BULL HORN HOLDINGS CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of shareholders of Bull Horn Holdings Corp. (“Bull Horn,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on April [    ], 2022. The formal meeting notice and proxy statement for the special meeting are attached.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/bullhornse/sm2022. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting in person online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend. The special meeting is to be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend Bull Horn’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Bull Horn must consummate a business combination (the “Extension”) from May 3, 2022 to November 3, 2022 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

•        a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow Bull Horn more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Bull Horn has until May 3, 2022 to complete a business combination. Bull Horn’s board of directors (“Board”) believes that there will not be sufficient time before May 3, 2022 to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Bull Horn must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in this prospective investment.

Holders (“public shareholders”) of Bull Horn’s ordinary shares (“public shares”) sold in its initial public offering (“IPO”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal regardless of how such public shareholders vote in regard to those amendments. This right of redemption is provided for and is required by Bull Horn’s Amended and Restated Memorandum and Articles of Association and Bull Horn also believes that such redemption right protects Bull Horn’s public shareholders from having to sustain their investments for an unreasonably long period if Bull Horn fails to consummate an initial business combination by the Extended Date. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the trust account, Bull Horn estimates that the per-share pro rata portion of the trust account will be approximately $[    ]  at the time of the special meeting. The closing price of Bull Horn’s shares on [    ], 2022 was $[    ]. Bull Horn cannot assure shareholders that they will be able to sell their shares of Bull Horn in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by May 3, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate an initial business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on March 31, 2022 as the date for determining the Bull Horn shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Bull Horn shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of Bull Horn and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Proposal and, if presented, “FOR” the Adjournment Proposal.

No other business shall be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

[ ], 2022	By Order of the Board of Directors

Robert Striar
Chief Executive Officer and Chairman

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the special meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April [    ], 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/bullhornse/sm2022.

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL [    ], 2022
PROXY STATEMENT

The special meeting (the “special meeting”) of shareholders of Bull Horn Holdings Corp. (“Bull Horn,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held at 10:00 a.m. Eastern Time on April [    ], 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/bullhornse/sm2022, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend Bull Horn’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Bull Horn must consummate a business combination (the “Extension”) from May 3, 2022 to November 3, 2022 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

•        a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of the plan of our board of directors (the “Board”) to extend the date that Bull Horn must complete an initial business combination. The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow Bull Horn more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Bull Horn has until May 3, 2022 to complete an initial business combination. Our Board believes that there will not be sufficient time before May 3, 2022 to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Bull Horn must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in this prospective investment.

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

In connection with the Extension Proposal, holders (“public shareholders”) of Bull Horn’s ordinary shares sold in its IPO (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal. Bull Horn believes that such redemption right protects Bull Horn’s public shareholders from having to sustain their investments for an unreasonably long period if Bull Horn fails to complete its initial business combination in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with any meeting to approve an initial business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two business days prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $75.8 million that was in the trust account as of December 31, 2021. In such event, Bull Horn may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by May 3, 2022, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs by way of a voluntary liquidation, as further described herein. Any redemption of public shareholders from the trust account shall be effected as required by our Amended and Restated Memorandum and Articles of Association prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses) pro rata to our public shareholders, then such winding up, liquidation and distribution must comply with the applicable provisions of the BVI Business Companies Act of 2004 (as amended). In that case, investors may be forced to wait beyond May 3, 2022 before the proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. Except as otherwise described herein, we have no obligation to return funds to investors prior to the date of any redemption required as a result of our failure to consummate our initial business combination within the period described above or our liquidation, unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon any such redemption of public shares as we are required to effect or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Bull Horn’s warrants, which will expire worthless in the event we wind up.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

The record date for the special meeting is March 31, 2022. Record holders of Bull Horn ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 9,375,000 outstanding ordinary shares of Bull Horn, including 7,500,000 outstanding public shares. Bull Horn’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [    ], 2022 and is first being mailed to shareholders on or about that date.

i

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL [ ], 2022
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of shareholders to be held on April [ ], 2022, at 10:00 a.m., Eastern Time, as a virtual meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Bull Horn is a blank check company formed in November 2018 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. On November 3, 2020, we consummated our IPO of 7,500,000 units at a price of $10.00 per unit, generating gross proceeds of $75,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of 3,750,000 warrants (the “private placement warrants”) to our sponsor and the underwriters of our IPO at a price of $1.00 per private placement warrant, generating gross proceeds of $3,750,000. A total of $75,750,000 was placed in the trust account upon the closing of the IPO. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date. The Board believes that it is in the best interests of the shareholders to continue Bull Horn’s existence until the Extended Date in order to allow Bull Horn more time to complete an initial business combination.

Q. What is being voted on?	A. You are being asked to vote on:

•   a proposal to amend Bull Horn’s Amended and Restated Memorandum and Articles of Association to extend the date by which Bull Horn must consummate a business combination from May 3, 2022 to November 3, 2022 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement; and

•   a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

The Extension Proposal is essential to the overall implementation of our Board’s plan to extend the date by which we have to complete an initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

Q. Why is the Company proposing the Extension Proposal?

A. Bull Horn’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before May 3, 2022. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination.
Q. Why should I vote for the Extension Proposal?

A. The Board believes that given Bull Horn’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Bull Horn must complete a business combination until the Extended Date and to allow for the Election.

Bull Horn’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the Company’s ordinary shares which are present (in person online or by proxy) and which vote at the special meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond May 3, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, Bull Horn’s Amended and Restated Memorandum and Articles of Association and Trust Agreement require that all public shareholders have an opportunity to redeem their public shares in the case Bull Horn’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Bull Horn shareholders from having to sustain their investments for an unreasonably long period if Bull Horn failed to complete a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Bull Horn’s expenditure of time, effort and money on a business combination, circumstances warrant providing those who would like to consider whether an initial business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as Bull Horn is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Bull Horn’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the Bull Horn insiders intend to vote their shares?

A. All of Bull Horn’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Bull Horn’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem any shares owned by them. On the record date, Bull Horn’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote an aggregate of 1,875,000 ordinary shares, representing approximately 20% of Bull Horn’s issued and outstanding ordinary shares.

Bull Horn’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any public shares held by or subsequently purchased by affiliates of Bull Horn may be voted in favor of the Extension Proposal.

Q. What vote is required to adopt the Extension Proposal?

A. Pursuant to Bull Horn’s Amended and Restated Memorandum and Articles of Association, approval of the Extension Proposal will require the affirmative vote of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

Q. What vote is required to approve the Adjournment Proposal?

A. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which vote will be required to direct the chairman to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. We believe that each of the proposals are “non-discretionary” items.

Q. What if I don’t want to vote for the Extension Proposal?

A. If you do not want the Extension Proposal to be approved, you should vote against the Extension Proposal. If the Extension Proposal is approved, and the Extension is implemented, and you have exercised your redemption rights then the Withdrawal Amount will be withdrawn from the trust account and paid to you and the other redeeming public shareholders.

Q. Will you seek any further extensions to liquidate the trust account?

A. Other than the extension until the Extended Date as described in this proxy statement, Bull Horn does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Bull Horn has provided that all holders of public shares, whether they vote for or against the Extension Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combination, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal is not approved?

A. If the Extension Proposal is not approved and we have not consummated a business combination by May 3, 2022, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each public shareholder will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes payable on such funds.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or the ordinary shares included in the private placement warrants. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q. If the Extension Proposal is approved, what happens next?	A. If the Extension Proposal is approved, we will have until the Extended Date to complete an initial business combination.

If the Extension Proposal is approved, we will, pursuant to that certain Investment Management Trust Agreement (the “Trust Agreement”) between us and Continental Stock Transfer & Trust Company, remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal after taking into account the Election.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election and increase the percentage interest of Bull Horn’s ordinary shares held by Bull Horn’s officers, directors, initial shareholders and their affiliates. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $75.8 million that was in the trust account as of December 31, 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, ordinary shares and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?

A. The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person online, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the special meeting.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Bull Horn’s Chief Executive Officer prior to the date of the special meeting or by voting in person online at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Bull Horn located at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, Attn: Chief Executive Officer.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals and will have no effect on the outcome of any vote.

Q. What is a quorum requirement?

A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the special meeting if there are present in person or by proxy not less than 50% of the Company’s ordinary shares present at the meeting in person online or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting in person online. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of Bull Horn’s ordinary shares at the close of business on March 31, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 9,375,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with Bull Horn’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person online at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Proposal?

A. Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal is fair to and in the best interests of Bull Horn and its shareholders. The Board recommends that Bull Horn’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal, if presented.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A. Bull Horn’s current and former directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal — Interests of Bull Horn’s Directors and Officers.”

Q. What happens to the Bull Horn warrants if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on May 3, 2022. In such event, your warrants will become worthless.
Q. What happens to the Bull Horn warrants if the Extension Proposal is approved?

A. If the Extension Proposal is approved, Bull Horn will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?

A. Bull Horn urges you to read carefully and consider the information contained in this proxy statement, including the annex and to consider how the proposals will affect you as a Bull Horn shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Bull Horn public shares, you may vote in person online at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person online if you have already voted by proxy.

If your shares of Bull Horn are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?

A. If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Bull Horn shares.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Bull Horn Holdings Corp. 801 S. Pointe Drive, Suite TH-1 Miami Beach, Florida 33139 Attn: Robert Striar Telephone: (305) 671-3341
or:
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free: (877) 870-8565 Collect: (206) 870-8565
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward- looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Bull Horn’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Bull Horn or any person acting on Bull Horn’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Bull Horn undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company formed pursuant to the laws of the British Virgin Islands on November 27, 2018 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. We are focusing our efforts on seeking and completing an initial business combination with a company that has an enterprise value of between $300 million and $900 million, although a target entity with a smaller or larger enterprise value may be considered. We are not limited to a particular industry or geographic region for purposes of consummating an initial business combination.

On November 3, 2020, we consummated the IPO of 7,500,000 units at a price of $10.00 per unit, generating gross proceeds of $75,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 3,750,000 private placement warrant to our sponsor and the underwriters of our IPO at a price of $1.00 per warrant, generating gross proceeds of $3,750,000.

The units began trading on October 30, 2020 on the Nasdaq Capital Market under the symbol “BHSEU.”

Commencing on December 17, 2020, the securities comprising the units began separately trading. The units, ordinary shares, and warrants are trading on the Nasdaq Capital Market under the symbols “BHSEU,” “BHSE” and “BHSEW,” respectively. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the registrant, computed by reference to the closing sales price for the ordinary shares on [    ], 2022, as reported on the Nasdaq Capital Market, was approximately $[    ].

Prior to our IPO, our sponsor purchased an aggregate of 2,156,250 ordinary shares initially purchased by our sponsor in a private placement prior to our IPO (“founder shares”) for an aggregate purchase price of $25,000. On December 10, 2020, the underwriters notified us that they would not be exercising the over-allotment option and as a result, our sponsor returned 281,250 founder shares to us for no consideration and such founder shares were canceled.

The net proceeds of the IPO plus the proceeds of the sale of the private placement warrants were deposited in the trust account.

On December 16, 2021, we held our 2021 annual general meeting of shareholders. At such meeting, our shareholders (i) re-elected four directors to serve as the Class I directors on our Board until the 2022 annual meeting of shareholders or until their successors are duly elected and qualified and (ii) ratified the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

As of [    ], 2022, we had approximately $[ ] in the trust account. As of [    ], 2022, $[    ] of cash was held outside of the trust account and is available for working capital purposes.

The mailing address of Bull Horn principal executive office is 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, and its telephone number is (305) 671-3341.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

THE EXTENSION PROPOSAL

The Extension Proposal

Bull Horn is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Bull Horn must consummate a business combination from May 3, 2022 to November 3, 2022.

The Board believes that there will not be sufficient time before May 3, 2022 to complete an initial business combination. Furthermore, we may in parallel engage in discussions with potential investors who may purchase certain of our equity securities and assist with a potential business combination process and/or elect to not redeem their public holdings of the Company. Our sponsor may also explore transactions under which it would sell its interest in our company to another management team. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. If we fail to complete an initial business combination on or before May 3, 2022, we would be precluded from completing our initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the business combination. We may also engage in negotiations and enter into transactions with certain (as of yet unidentified) shareholders of our company with regard to transactions under which our sponsor would assign founder shares to such shareholders in consideration of their voting in favor of the Extension and not redeeming their holdings in the Company in connection therewith.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Bull Horn more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated a business combination by May 3, 2022, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each public shareholder will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes payable on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Bull Horn is attached to this proxy statement as Annex A.

The full text of the Extension Proposal resolution is set forth in Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until May 3, 2022 to effect a business combination under its terms. Our Board believes that there will not be sufficient time before May 3, 2022 to complete an initial business combination. Furthermore, we may in parallel engage in discussions with potential investors who may purchase certain of our equity securities and assist with a potential business combination process and/or elect to not redeem their public holdings of the Company. Our sponsor may also explore transactions under which it would sell its interest in our company to another management team. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Bull Horn must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in this prospective investment. We may also engage in negotiations and enter into transactions with certain (as of yet unidentified) shareholders of our company with regard to transactions under which our sponsor would assign founder shares to such shareholders in consideration of their voting in favor of the Extension and not redeeming their holdings in the Company in connection therewith.

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that consummation of our initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete the business combination beyond May 3, 2022 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to complete a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding suitable targets for our initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate a business combination by May 3, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate following May 3, 2022.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Bull Horn’s warrants which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Bull Horn will file an amendment to its Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. Bull Horn will remain a reporting company under the Exchange Act and its outstanding units, shares and warrants will remain publicly traded. Bull Horn will then continue to work to complete an initial business combination by the Extended Date.

If the Extension Proposal is approved, but Bull Horn does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each public shareholder will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes payable on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Bull Horn’s net asset value based on the number of shares that seek redemption. Bull Horn cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $75.8 million that was in the trust account as of December 31, 2021. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the special meeting. As of [ ], 2022, this would amount to approximately $[    ]  per share. The closing price of Bull Horn’s shares on [    ], 2022 was $[    ]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving $.08 less for each share than if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Proposal is not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account in connection with any meeting to approve an initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed a business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.

The Board believes that there will not be sufficient time before May 3, 2022 to complete an initial business combination. Furthermore, we may in parallel engage in discussions with potential investors who may purchase certain of our equity securities and assist with a potential business combination process and/or elect to not redeem their public holdings of the Company. Our sponsor may also explore transactions under which it would sell its interest in our company to another management team. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete an initial business combination on or before May 3, 2022. If that were to occur, we would be precluded from completing our initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the business combination. We may also engage in negotiations and enter into transactions with certain (as of yet unidentified) shareholders of our company with regard to transactions under which our sponsor would assign founder shares to such shareholders in consideration of their voting in favor of the Extension and not redeeming their holdings in the Company in connection therewith.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Bull Horn and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

Interests of Bull Horn’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        the fact that our sponsor holds 1,875,000 founder shares (purchased for $25,000) and 3,750,000 private placement warrants (purchased for $3.75 million) that would expire worthless if a business combination is not consummated;

•        In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of a business combination into additional private placement warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. As of the record date, there was no Working Capital Loan outstanding;

•        the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least 65% of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

All of Bull Horn’s sponsor, directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, our sponsor, directors and executive officers of Bull Horn and their affiliates beneficially owned and were entitled to vote 1,875,000 ordinary shares of Bull Horn representing approximately 20% of Bull Horn’s issued and outstanding ordinary shares.

In addition, Bull Horn’s sponsor, directors, executive officers and their affiliates may choose to buy units or ordinary shares of Bull Horn in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Bull Horn held by affiliates will be voted in favor of the Extension Proposal. As this proposal is not a “routine” matter brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal. If the Adjournment Proposal is not approved by our shareholders, it is agreed that the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal.

The full text of the Adjournment Proposal is set forth in Annex A.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person online or by proxy) and voting on the Adjournment Proposal at the special meeting will be required to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of Bull Horn’s shareholders will be held at 10:00 a.m., Eastern Time on April [    ], 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/bullhornse/sm2022.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Bull Horn ordinary shares at the close of business on March 31, 2022, the record date for the special meeting. You will have one vote per proposal for each Bull Horn share you owned at that time. Bull Horn warrants do not carry voting rights.

Votes Required.    The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and are voted will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

At the close of business on the record date, there were 9,375,000 outstanding ordinary shares of Bull Horn each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Proposal approved, you should vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for April [    ], 2022, you must demand redemption of your shares.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposal to approve the Extension Proposal being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person online or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the special meeting.

We have retained Advantage Proxy to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the special general meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Bull Horn’s ordinary shares as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our current officers and directors; and

•        all current officers and directors as a group.

As of the record date, there were a total of 9,375,000 ordinary shares (including 7,500,000 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Bull Horn Holdings Sponsor LLC (our sponsor)(2)	1,875,000	20%
Robert Striar(2)	1,875,000	20%
Christopher Calise(2)	1,875,000	20%
Stephen Master(3)	—	—
Michael Gandler(3)	—	—
Jeff Wattenberg(3)	—	—
Doug Schaer(3)	—	—
Barron Davis(3)	—	—
All directors and executive officers as a group (7 individuals)	1,875,000	20%

Other 5% Shareholders
Hudson Bay Capital Management LP(4)	558,609	6.0%
Karpus Investment Management(5)	648,621	6.9%
Shaolin Capital Management LLC(6)	660,000	7.0%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

(2)      Represents shares held by our sponsor. The shares held by our sponsor are beneficially owned by Robert Striar, our Chief Executive Officer, and Christopher Calise, our Chief Financial Officer, who, as managing members of our sponsor, have voting and dispositive power over the shares held by our sponsor. Each of Mr. Striar and Mr. Calise disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein.

(3)      Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of membership interests of our sponsor.

(4)      According to a Schedule 13G filed on February 2, 2022, Hudson Bay Capital Management LP and Sander Gerber may be deemed beneficial owners of the shares reported. The principal business address of each reporting person is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(5)      According to a Schedule 13G filed on February 14, 2022, the shares reported are owned directly by the accounts managed by Karpus Management, Inc., d/b/a Karpus Investment Management, which is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998). The address of the reporting person’s principal business address is 183 Sully’s Trail, Pittsford, New York 14534.

(6)      According to a Schedule 13G filed on February 10, 2022, Shaolin Capital Management LLC is the beneficial owner of the shares reported and serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The business address for the reporting person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the year 2022 annual general meeting, you need to provide it to Bull Horn in a reasonable time before we print and send our proxy materials for our 2022 annual general meeting. Shareholder proposals for the 2022 annual general meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2022 annual general meeting. Under British Virgin Islands law and the Amended and Restated Memorandum and Articles of Association, the Board is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is in writing made by shareholders who are together entitled to exercise 30% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, the Board has discretion as to whether or not such request should be included.

If the Extension Proposal is not approved, there will be no annual general meeting in 2022.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Bull Horn and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Bull Horn’s proxy statement. Upon written or oral request, Bull Horn will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Bull Horn deliver single copies of such documents in the future. Shareholders may notify Bull Horn of their requests by calling or writing Bull Horn at its principal executive offices at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

WHERE YOU CAN FIND MORE INFORMATION

Bull Horn files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access these materials at the SEC website at www.sec.gov.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Bull Horn Holdings Corp.
801 S. Pointe Drive, Suite TH-1
Miami Beach, Florida 33139
Tel: (305) 671-3341

or:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [    ], 2022.

ANNEX A
BULL HORN HOLDINGS CORP. (the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Bull Horn Holdings Corp. shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:

“23.2

The Company has until November 3, 2022 to consummate a Business Combination (such date referred to as the Termination Date), in the event that the Company fails to consummate a Business Combination by the Termination Date such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Adjournment Proposal

It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Proposal.

Annex A-1

PRELIMINARY PROXY — SUBJECT TO COMPLETION

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

SPECIAL MEETING OF SHAREHOLDERS
APRIL [    ], 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

BULL HORN HOLDINGS CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL [    ], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [    ], 2022, in connection with the special meeting and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on April [    ], 2022, as a virtual meeting, and hereby appoints Robert Striar and Christopher Calise, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Bull Horn Holdings Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, AND “FOR” PROPOSAL 2, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April [ ], 2022:    This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bullhornse/sm2022.

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN

Amend Bull Horn’s Amended and Restated Memorandum and Articles of Association to extend the date that Bull Horn must consummate a business combination to November 3, 2022, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement.

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

	☐	☐	☐

REGARDLESS OF WHETHER YOU VOTE “FOR” OR “AGAINST” PROPOSAL 1 OR “ABSTAIN,” IF YOU HOLD ORDINARY SHARES ISSUED IN THE COMPANY’S IPO, OR PUBLIC SHARES, YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.

Dated: _____________, 2022
Shareholder’s Signature
Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.